EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

           In connection with the Quarterly Report of Wind Energy America Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2009 as filed with the Securities and Exchange Commission (the “Report”), I, Robert 0. Knutson, Managing Director and Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. § 1350, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 10, 2009

/s/ Robert O. Knutson

Managing Director/CFO
(Principal executive and principal financial officer)